UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09781

Wireless Fund
(Exact name of registrant as specified in charter)

     480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

Ross C. Provence
480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The
OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wireless Fund™

Semi-Annual Report

September 30, 2008

Letter To Shareholders, November 2008

     The first nine months of 2008 bring back memories of the incredible volatility that we saw in the first nine months of 2001. The good news is that although the last several quarters have been tough on almost every sector of the economy the potential long-term growth in the wireless industry continues to be strong. New products such as the Apple iPhone with its 3G wireless technology, GPS mapping, support for enterprise features like Microsoft Exchange, and its breakthrough internet capability are one of the many exciting new and constantly improving technologies for personal communications. Sometime before the end of November Verizon Wireless is expected to start selling the new BlackBerry Storm in the United States. The Storm features a "clickable" touch screen, a first for a BlackBerry handsets. Verizon Wireless expects that the launch of the Storm will help it realize more subscriber growth. In the third quarter of this year, the iPhone 3G helped AT&T realize a net gain of 2 million wireless subscribers, much more than analysts expected to see. The battle for the biggest piece of the subscriber pie both domestically and internationally is and will continue to be about who has the most innovative phone and fastest network.

Fund Discussion

     As I write this letter to the shareholder, I can peak at the computer to see the Dow Jones Industrial Average down 500 points, then up 800, then down 300, etc., etc. I keep going back to the fundamentals of the companies we own and the long-term vision that technology drives and inspires the people of the World. Wireless is at the forefront of that inspiration - Another great buying opportunity to own some of the most innovative companies in the World. Once again our investment focus continues to identify wireless companies poised to benefit most from emerging trends in the wireless industry.

     The Radiotelephone Communications sector represented the largest percentage of the Fund at 26.98% . NII Holdings Inc. (Nasdaq:NIHD) and Mobile Telesystems OJSC. (NYSE:MBT) were the two largest holdings in the Radiotelephone Communications sector. NII Holdings Inc. represented 6.46% of the Fund and Mobile Telesystems OJSC represented 4.01% of the Fund. NII Holdings, Inc., through its subsidiaries, provides digital wireless communication services primarily for business customers in Latin America. Its digital mobile networks support multiple digital wireless services that comprise digital mobile telephone service, including various calling features, such as speak-erphone, conference calling, voice-mail, call forwarding, and additional line service. Mobile TeleSystems OJSC, together with its subsidiaries, provides mobile telecommunications services in the Russian Federation, Ukraine, Uzbekistan, Turkmenistan, and Armenia. It provides network access services, such as mobile cellular voice and data communication services to its subscribers on various tariff plans. As of December 31, 2007, it had a subscriber base of approximately 82.0 million. The company was founded in 1993 and is headquartered in Moscow, Russia.

2008 Semi-Annual Report 1

     The Telephone Communications sector represented the second largest percentage of the portfolio at 22.18% . America Movil (NYSE:AMX) and China Mobile Limited (NYSE:CHL) were the two largest holdings in the sector. America Movil (NYSE:AMX) represented 9.56% of the Fund. America Movil, through its subsidiaries, provides wireless and fixed communications services in Latin America. It provides fixed-line, wireless, and cellular telecommunications service. The company offers voice services under various rate plans; data services, including short message services, multimedia messaging services, content services, internet, and data transmission services. It also engages in the sale and distribution of prepaid wireless services and wireless phones. China Mobile Limited (NYSE:CHL) was the second largest holding in the category at 8.05% . China Mobile Limited, together with its subsidiaries, provides mobile telecommunications and related services primarily in China and Hong Kong. It offers mobile voice services, such as local calls, domestic long distance calls, international long distance calls, and international roaming. The company also engages in data businesses, which include short message services, wireless application protocol, multimedia messaging services, and others.

     Radio & TV Broadcasting & Communications Equipment sector represented the third largest percentage of the Fund at 16.46% . QUALCOMM (Nasdaq:QCOM) was the largest holding in the Fund at 10.57% . QUALCOMM designs, manufactures, and markets digital wireless telecommunications products and services based on its CDMA technology and other technologies. The company develops and supplies CDMA-based integrated circuits and system software for wireless voice and data communications and multimedia functions, as well as GPS products used in wireless devices, such as mobile phones, data cards, and infrastructure equipment. The company was founded in 1985 and is based in San Diego, California. Nokia (NYSE:NOK) represented 5.89% of the Fund. Nokia designs, manufactures, and sells a range of mobile devices and networks with services and software worldwide. The company offers mobile phones and devices based on the GSM/EDGE, 3G/WCDMA, and CDMA global cellular standards under the Nokia brand, including the Nokia Nseries, the Nokia Eseries, and Vertu sub-brands. It also provides non-cellular technologies, such as Bluetooth, WLAN, and GPS. The company's multifunctional mobile phones or converged devices offer the functionalities of various portable single-purpose devices, such as megapixel cameras, music players, computers, gaming consoles, and navigation devices

     We continue to be confident that the wireless sector will play a key role in global communications. As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund. It’s still about wireless!

Sincerely,

Jeffrey R. Provence

2008 Semi-Annual Report 2

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Radiotelephone Communications	26.98%
2. Telephone Communications (No Radiotelephone)	22.18%
3. Radio & TV Broadcasting & Communications Equipment	16.46%
4. Communications Services	14.36%
5. Telephone & Telegraph Apparatus	5.79%
6. Semiconductors and Related Devices	4.58%
7. Search, Detection, Navigation, Guidance, Aeronautical Systems	4.47%
8. Electronic Computers	3.38%
9. Cash Equivalents and Other Assets in Excess of Liabilities	1.80%

Average annual total returns for the periods ended 9/30/08 (4/3/00 Inception)

9/30/08 NAV $4.56

				Since
	1 Year*	3 Year*	5 Year*	Inception*
Wireless Fund	-34.86%	3.94%	5.37%	-15.97%
NASDAQ**	-21.77%	-0.14%	3.94%	-8.26%
Standard & Poor’s 500 Index***	-21.98%	0.22%	5.16%	-1.23%

*1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Inception date of the Wireless Fund was April 3, 2000.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2008 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting (Unaudited)

     Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s web-site at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on April 1, 2008 and held through September 30, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2008 to
	April 1, 2008	September 30, 2008	September 30, 2008

Actual	$1,000	$784.85	$8.72

Hypothetical	$1,000	$1,015.29	$9.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2008 Semi-Annual Report 4

SCHEDULE OF INVESTMENTS - WIRELESS FUND

SEPTEMBER 30, 2008

(UNAUDITED)

Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Communications Services
7,500	American Tower Corp. *	$ 269,775
9,500	Crown Castle International Corp. *	275,215
10,700	SBA Communications Corp. *	276,809
		821,799	14.36%
Electronic Computers
1,700	Apple Inc. *	193,222	3.38%
Radio & TV Broadcasting & Communications Equipment
18,076	Nokia Corp. **	337,117
14,075	QUALCOMM Inc.	604,803
		941,920	16.46%
Radiotelephone Communications
7,000	Cellcom Israel Ltd. **	210,420
15,000	China Unicom Ltd. **	226,800
3,200	Millicom International Cellular SA * **	219,744
4,100	Mobile Telesystems OJSC * **	229,641
9,750	NII Holdings Inc. *	369,720
1,800	United States Cellular Corp. *	84,456
10,000	Vimpel-Communications * **	203,000
		1,543,781	26.98%
Search, Detection, Navigation, Guidance, Aeronautical Systems
2,500	Garmin Ltd.	84,850
3,700	Harris Corp.	170,940
		255,790	4.47%
Semiconductors and Related Devices
12,200	Texas Instruments Inc.	262,300	4.58%
Telephone Communications (No Radiotelephone)
21,400	Alaska Communications Systems Group Inc.	261,722
11,800	America Movil SA de CV **	547,048
9,200	China Mobile Limited **	460,736
		1,269,506	22.18%
Telephone & Telegraph Apparatus
4,850	Research In Motion Ltd. * **	331,255
57	Nortel Networks Corp. * **	128
		331,383	5.79%
Total for Common Stock (Cost $5,212,741)		5,619,701	98.20%
Cash Equivalents
16,395	First American Treasury Obligation Fund Cl Y Rate 1.09% ***	16,395	0.29%
	(Cost - $16,395)
	Total Investments
	(Cost - $5,229,136)	5,636,096	98.49%
	Other Assets In Excess of Liabilities	86,647	1.51%
	Net Assets	$ 5,722,743	100.00%

* Non-Income producing securities.
** ADR - American Depository Receipt.
*** Variable rate security; the yield rate shown represents
the rate at September 30, 2008.
The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 5

WIRELESS FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2008

Assets:
Investment Securities at Market Value	$ 5,636,096
(Cost - $5,229,136)
Receivables:
Securities Sold	94,225
Shareholder Purchases	7,500
Dividends and Interest	13,154
Total Assets	5,750,975
Liabilities:
Payables:
Shareholder Redemptions	17,157
Advisory Fees	11,075
Total Liabilities	28,232

Net Assets	$ 5,722,743
Net Assets Consist of:
Paid In Capital	31,315,812
Accumulated Undistributed Net Investment Income	2,031
Realized Gain (Loss) on Investments - Net	(26,002,060)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	406,960
Net Assets, for 1,256,087 Shares Outstanding	$ 5,722,743
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($5,722,743/1,256,087 shares)	$ 4.56
Minimum Redemption Price Per Share ($4.56 * 0.98)	$ 4.47

Statement of Operations (Unaudited)
For the six months ended September 30, 2008
Investment Income:
Interest	$ 1,285
Dividends (Net of foreign withholding tax of $6,738)	76,721
Total Investment Income	78,006
Expenses:
Management Fees	75,975
Total Expenses	75,975

Net Investment Income	2,031

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(268,124)
Change In Unrealized Appreciation (Depreciation) on Investments	(1,344,671)
Net Realized and Unrealized (Loss) on Investments	(1,612,795)

Net Decrease in Net Assets from Operations	$ (1,610,764)

The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 6

WIRELESS FUND

Statements of Changes in Net Assets	(Unaudited)
	4/1/2008	4/1/2007
	to	to
	9/30/2008	3/31/2008
From Operations:
Net Investment Income (Loss)	$ 2,031	$ (65,577)
Net Realized Gain (Loss) on Investments	(268,124)	200,350
Change In Net Unrealized Appreciation (Depreciation)	(1,344,671)	(390,409)
Increase (Decrease) in Net Assets from Operations	(1,610,764)	(255,636)
From Capital Share Transactions:
Proceeds From Sale of Shares	733,090	8,056,794
Proceeds From Redemption Fees (Note 2)	600	21,531
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,516,544)	(6,238,761)
Net Increase (Decrease) from Shareholder Activity	(782,854)	1,839,564

Net Increase (Decrease) in Net Assets	(2,393,618)	1,583,928

Net Assets at Beginning of Period	8,116,361	6,532,433
Net Assets at End of Period (Including Accumulated Undistributed	$ 5,722,743	$ 8,116,361
Net Investment Income of 2,031 and $0, respectively)

Share Transactions:
Issued	116,635	1,190,942
Reinvested	-	-
Redeemed	(257,278)	(995,881)
Net Increase (Decrease) in Shares	(140,643)	195,061
Shares Outstanding, Beginning of Period	1,396,730	1,201,669
Shares Outstanding, End of Period	1,256,087	1,396,730

Financial Highlights	(Unaudited)
Selected data for a share outstanding	4/1/2008		4/1/2007	4/1/2006		4/1/2005	4/1/2004	4/1/2003
throughout the period:	to		to	to		to	to	to
	9/30/2008		3/31/2008	3/31/2007		3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 5.81		$ 5.44	$ 4.79		$ 3.22	$ 4.10	$ 2.29
Net Investment Income/(Loss) (b)	0.00		(0.04)	(0.05)		(0.03)	(0.06)	(0.06)
Net Gains or Losses on Investments
(realized and unrealized) (c)	(1.25)		0.40	0.70		1.60	(0.82)	1.87
Total from Investment Operations	(1.25)		0.36	0.65		1.57	(0.88)	1.81
Proceeds from Redemption Fees	-	*	0.01	-	*	-	-	-
Net Asset Value -
End of Period	$ 4.56		$ 5.81	$ 5.44		$ 4.79	$ 3.22	$ 4.10
Total Return (a)	(21.51)%	***	6.80%	13.57%		48.76%	(21.46)%	79.04%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,723		8,116	6,532		7,399	5,134	9,233

Ratio of Expenses to Average Net Assets	1.95%	**	1.95%	1.95%		1.95%	1.95%	1.95%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	0.06%	**	-0.71%	-1.05%		-0.85%	-1.70%	-1.75%
Portfolio Turnover Rate	0.00%	***	81.16%	17.13%		54.01%	55.24%	15.74%

* Proceeds from redemption fees were less than $0.005 per share.
** Annualized.
*** Not Annualized.
(a) Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
(b) Per Share amounts calculated using Average Shares Outstanding method.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 7

NOTES TO THE FINANCIAL STATEMENTS - WIRELESS FUND
September 30, 2008
(UNAUDITED)

1.) ORGANIZATION
Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements," effective April 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that priori-tizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The fol-

2008 Semi-Annual Report 8

Notes to the Financial Statements (Unaudited) - continued

lowing is a summary of the inputs used as of September 30, 2008 in valuing the Fund's assets carried at fair value:

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$5,636,096
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$5,636,096

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six months ended September 30, 2008, proceeds from redemption fees were $55.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

Effective September 28, 2007 the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended September 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2005.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

2008 Semi-Annual Report 9

Notes to the Financial Statements (Unaudited) - continued

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. Value Trend Capital Management, LP also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. Value Trend Capital Management, LP pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund. As a result of the above calculation, for the six months ended September 30, 2008, the Adviser received management fees totaling $75,975. At September 30, 2008, the Fund owed $11,075 to the Adviser.

4.) RELATED PARTY TRANSACTIONS
Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund. The Trustees who are not interested persons of the Fund were paid $0 each in Trustees’ fees for the six months ended September 30, 2008 by the Adviser.

5.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2008 was $31,315,812 representing 1,256,087 shares outstanding.

6.) INVESTMENT TRANSACTIONS
For the six months ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $666,318, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2008 was $5,229,136. At September 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,304,960	($898,000)	$406,960

7.) LOSS CARRYFORWARDS
At March 31, 2008, the Fund’s most recent fiscal year-end, the Fund had available for federal tax purposes an unused capital loss carryforward of $25,400,384, of which $14,528,846 expires in 2009, $4,289,293 expires in 2010, $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013 and $2,154,763 expires in 2014. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

8.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the six months ended September 30, 2008 and fiscal year 2007.

2008 Semi-Annual Report 10

Investment Adviser
Value Trend Capital Management, LP
480 North Magnolia Avenue, Suite 103
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)
under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By: /s/ Ross C. Provence Ross C. Provence President

Date: 12/4/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 12/4/08

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/4/08